Exhibit 10.1

                              COMPUDYNE CORPORATION

                     UNANIMOUS WRITTEN CONSENT OF DIRECTORS

                              IN LIEU OF A MEETING

                         Pursuant to 7 N.R.S. 78.315(2)

         The undersigned, being all of the directors of CompuDyne Corporation, a Nevada corporation (the "Corporation"), in lieu of a meeting of the Board of Directors, hereby consent to and adopt the following resolutions with the full force and effect as if they had been duly adopted at a meeting held pursuant to notice:

Bylaws

         RESOLVED, that the Bylaws of the Corporation be amended by deleting
Section 13 of Article III thereof, and by substituting in lieu thereof the text that follows:

         "In case there shall be any vacancy on the Board of Directors through death, resignation, removal, disqualification, vacancy created or resulting from an increase in the number of directors, or other cause, the remaining Directors, though less than a quorum, by the affirmative vote of a majority thereof, may fill such vacancy and each person so elected a Director shall hold office until the next annual meeting of the shareholders or any special meeting duly called for that purpose and held prior thereto, and until his successor shall be duly elected and qualified."

         RESOLVED, that this amendment to the Bylaws is hereby declared to be advisable and in the best interests of the Corporation and is hereby adopted and approved by the Board of Directors.

         RESOLVED, that the Chief Financial Officer and Secretary of the Corporation are hereby authorized and directed to execute and file on behalf of the Corporation such documents or instruments as are required to effectuate this amendment under Nevada law and to take such other actions as they consider necessary or appropriate to carry out the foregoing resolutions.

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Annual Meeting

         RESOLVED, that the 2004 Annual Meeting of Stockholders of the Corporation shall be held on Thursday, May 27, 2004 at 9:30 a.m. in the Corporation's office located at 10320 Little Patuxent Parkway, Suite 200, Columbia, MD 21044 (the "Annual Meeting").

         RESOLVED, that April 29, 2004 is hereby established as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and that only holders of the Corporation's Common Stock of record at the close of business on April 29, 2004 shall be entitled to notice of and to vote at the Annual Meeting.

         RESOLVED, that the Board of Directors hereby authorizes and directs any and each of the officers of the Corporation or any other person from time to time designated by any of the officers of the Corporation (the "Proper Officers") to give notice of the Annual Meeting to the stockholders of the Corporation in accordance with the Nevada Private Corporations Law, the Securities Exchange Act of 1934, as amended, and the rules of the National Association of Securities Dealers (the "NASD").

         RESOLVED, that the Secretary of the Corporation, with the assistance of the other officers or agents of the Corporation who are in charge of the transfer books for shares of the Corporation, shall compile a complete list of the stockholders entitled to vote at the Annual Meeting and shall make such list available.

         RESOLVED, that [ ] is hereby designated to preside at the Annual Meeting, [ ] is hereby appointed to act as Secretary of the Annual Meeting, and [ ] is hereby appointed to act as the Judge of Elections at the Annual Meeting.

         RESOLVED, that in connection with the Annual Meeting, the Proper Officers of the Corporation be, and each of them hereby is, authorized and directed to prepare and distribute a proxy statement substantially in the form attached as Exhibit A hereto for use in the solicitation of proxies from the stockholders of the Corporation and such officers are authorized and directed to file such proxy statement with the Securities and Exchange Commission (the "Commission") in such form as the Chief Executive Officer or Chief Financial Officer shall approve, with such approval to be conclusively evidenced by the filing thereof.

         RESOLVED, that [ ], [ ] and [ ], and each of them, with power of substitution, are hereby designated as proxies to vote and act for and on behalf of the stockholders who submit proxies, in accordance with the terms of such proxies, at the Annual Meeting.

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Directors

         RESOLVED, that the Board of Directors hereby determines that it is advisable and in the best interests of the Corporation to increase the number of directors of the Corporation.

         RESOLVED, that the Board of Directors of the Corporation shall be nine
(9) directors.

         RESOLVED, that when evaluating director candidate's suitability for board service, the Board of Directors shall consider criteria including, but not limited to, high professional ethics and values, relevant experience and a commitment to enhancing stockholder value.

         RESOLVED, that [Michael McConnell,] Geoffrey F. Feidelberg and Martin
A. Roenigk are hereby nominated for election as directors of the corporation by stockholders at the Annual Meeting to serve for a term of three years expiring at the 2007 Annual Meeting of Stockholders, or until their respective successors shall have been elected and qualified.

     RESOLVED, that Wade B. Houk, David W. Clark, Millard H. Pryor, Jr., Ron Angelone and [Michael McConnell] are determined to be "independent" directors as defined by the rules of the NASD.

Audit Committee

     RESOLVED, that Wade B. Houk, David W. Clark, Jr. and Millard H. Pryor, Jr. are each determined to be an "audit committee financial expert" as defined by the rules of the Commission.

     RESOLVED, that Wade B. Houk, David W. Clark, Millard H. Pryor, Jr. are determined to be "independent" directors as defined by the rules of the Commission.

Amendment to Articles of Incorporation

         RESOLVED, that the Articles of Incorporation of the Corporation be amended to increase the number of shares of Capital Stock to 52,000,000 shares, by deleting the first paragraph of Article 5th thereof, and by substituting in lieu thereof the text that follows:

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         "Article 5th. The aggregate of shares of Capital Stock which the
         Corporation shall be authorized to issue is 52,000,000 shares, 2,000,000 shares shall be Preference Stock, without par value, and 50,000,000 shares shall be Common Stock having a par value of $.75 per share."

         RESOLVED, that this amendment to the Articles of Incorporation is hereby declared to be advisable and in the best interests of the Corporation and is hereby adopted and approved by the Board of Directors.

         RESOLVED, that this amendment be submitted to the stockholders of the Corporation for action at the Annual Meeting for its adoption and approval.

         RESOLVED, that upon stockholder approval of this amendment, the Chief Financial Officer and Secretary of the Corporation are hereby authorized and directed to execute and file on behalf of the Corporation such Certificate of Amendment and other documents or instruments as are required to effectuate this amendment under Nevada law and to take such other actions as they consider necessary or appropriate to carry out the foregoing resolutions.

Committee Charters and Business Ethics Policy

         RESOLVED, that the amended charter for the Audit Committee attached hereto as Exhibit B, the charter for the Governance & Nominating Committee attached hereto as Exhibit C and the Business Ethics Policy attached hereto as Exhibit D are hereby declared to be advisable and in the best interests of the Corporation and are hereby adopted and approved by the Board of Directors.

         RESOLVED, that the Proper Officers are hereby authorized and directed to make the documents attached hereto as Exhibit B, C and D available on the Corporation's website.





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  IN WITNESS WHEREOF, the undersigned, by countersigned duplicate originals, being all of the members of the Board of Directors of the Corporation, consent to, ratify, approve and confirm the forgoing corporate action taken effective as of the 14th day of April 2004.



                           ------------------------------
                                    Martin A. Roenigk


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     Ronald J. Angelone                   Philip M. Blackmon


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     David W. Clark, Jr.                             Wade B. Houk


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      Bruce Kelling                    Millard H. Pryor, Jr.